As filed pursuant to Rule 497(e)

Under the Securities Act of 1933 Registration No. 333-170476

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

EQUITY DIRECTOR FIXED AND VARIABLE ANNUITY

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2011

Please note the following changes:

Effective October 1, 2011, the VALIC Company I Global Equity Fund changed its name, sub-adviser and investment strategy. The fund will be called the Emerging Economies Fund. J.P. Morgan Investment Management Inc. has replaced BlackRock Financial Management, Inc. as sub-adviser to the fund. The fund will seek capital growth by investing at least 80% of the value of its assets in equity securities of emerging markets companies, across all market capitalizations. Please see the VALIC Company I prospectus for more information.

Effective October 1, 2011, the VALIC Company I International Growth I Fund changed its name to the International Growth Fund. Please see the VALIC Company I prospectus for more information.

Dated: September 30, 2011

Please keep this Supplement with your Prospectus.